UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2008, Cleco Corporation (the “Company”) announced that Kathleen Nolen, senior vice president and chief financial officer of the Company and its wholly owned subsidiary  Cleco Power LLC (“Cleco Power”), is leaving the Company and Cleco Power effective May 31, 2008.  Russell Davis, vice president and chief accounting officer of the Company and Cleco Power, will serve as interim chief financial officer.  On May 7, 2008, Ms. Nolen notified the Company and Cleco Power of her decision to leave.  Ms. Nolen is leaving the Company to join the staff of The Rapides Foundation, a $230 million endowed charitable foundation devoted to improving the health status of central Louisiana.  Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the press release issued by the Company announcing Ms. Nolen’s departure and the appointment of Mr. Davis as the interim chief financial officer.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

99.1	Press Release issued May 9, 2008 announcing Ms. Nolen’s departure and the appointment of Mr. Davis as the interim chief financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: May 9, 2008                                                              By:  /s/  R. Russell Davis
R. Russell Davis
Vice President and Chief Accounting
Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: May 9, 2008                                                               By:  /s/  R. Russell Davis
R. Russell Davis
Vice President and Chief Accounting
Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release issued May 9, 2008 announcing Ms. Nolen’s departure and the appointment of Mr. Davis as the interim chief financial officer.